EXHIBIT 10.28

                                    FORM OF
                             ADOPTION AGREEMENT #005
             NONSTANDARDIZED CODE SECTION.401(K) PROFIT SHARING PLAN

       The undersigned, ResortQuest International, Inc. ("Employer"), by executing this Adoption Agreement, elects to become a participating Employer in the Milliman & Robertson, Inc. Defined Contribution Prototype Plan (basic plan document # 01) by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Prototype Plan.

                                    ARTICLE I
                                   DEFINITIONS

       1.02 TRUSTEE.  The Trustee executing this Adoption  Agreement is: (Choose
(a) or (b))

[ X ]  (a) A discretionary Trustee. See Section 10.03[A] of the Plan.

[   ]  (b) A nondiscretionary  Trustee. See Section 10.03[B] of the Plan. [Note:
       The Employer may not elect Option (b) if a Custodian executes the Adoption Agreement.]

       1.03 PLAN. The name of the Plan as adopted by the Employer is ResortQuest Savings & Retirement Plan.

       1.07 EMPLOYEE. The following Employees are not eligible to participate in the Plan: (Choose (a) or at least one of (b) through (g))

[   ]  (a)  No exclusions.

[ X ]  (b)  Collective  bargaining  employees (as defined in Section 1.07 of the
       Plan). [Note: If the Employer excludes union employees from the Plan, the Employer must be able to provide evidence that retirement benefits were the subject of good faith bargaining.]

[ X ] (c) Nonresident aliens who do not receive any earned income (as defined in Code Section.911(d)(2)) from the Employer which constitutes United States source income (as defined in Code Section.861(a)(3)).

[   ]  (d)  Commission Salesmen.

[   ]  (e)  Any Employee compensated on a salaried basis.

[   ]  (f)  Any Employee compensated on an hourly basis.

[   ]  (g) (Specify)____________________________________________________________
       ______________________________________________.


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LEASED EMPLOYEES.  Any Leased Employee treated as an Employee under Section 1.31 of the Plan, is: (Choose (h) or (i))

[ X ]  (h) Not eligible to participate in the Plan.

[   ]  (i) Eligible to participate in the Plan,  unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07.

RELATED EMPLOYERS. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement to this Adoption
Agreement, such member's Employees are eligible to participate in this Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07. In addition: (Choose (j) or (k))

[ X ] (j) No other related group member's Employees are eligible to participate in the Plan.

[   ]  (k) The following  nonparticipating  related group member's Employees are eligible to participate in the Plan unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07:____________________________________________________________________
       _________________________________.


       1.12 COMPENSATION.

TREATMENT OF ELECTIVE CONTRIBUTIONS. (Choose (a) or (b))

[ X ] (a) "Compensation" includes elective contributions made by the Employer on the Employee's behalf.

[   ]  (b) "Compensation" does not include elective contributions.

MODIFICATIONS TO COMPENSATION DEFINITION. (Choose (c) or at least one of (d) through (j))

[   ]  (c) No modifications other than as elected under Options (a) or (b).

[   ]  (d) The Plan excludes Compensation in excess of $__________________.

[ X ] (e) In lieu of the definition in Section 1.12 of the Plan, Compensation means any earnings reportable as W-2 wages for Federal income tax withholding purposes, subject to any other election under this Adoption Agreement Section 1.12.

[ X ]  (f) The Plan excludes bonuses.

[   ]  (g) The Plan excludes overtime.

[   ]  (h) The Plan excludes Commissions.

[   ]  (i) Compensation  will not include  Compensation  from a related employer
       (as defined in Section 1.30 of the Plan) that has not executed a Participation Agreement in this Plan unless, pursuant to Adoption Agreement Section 1.07, the Employees of that related employer are eligible to participate in this Plan.

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[   ]  (j) (Specify)____________________________________________________________
       ______________________________________________________.

If, for any Plan Year, the Plan uses permitted disparity in the contribution or allocation formula elected under Article III, any election of Options (f), (g),
(h) or (j) is ineffective for such Plan Year with respect to any Nonhighly Compensated Employee.

SPECIAL DEFINITION FOR MATCHING CONTRIBUTIONS. "Compensation" for purposes of any matching contribution formula under Article III means: (Choose (k) or (l) only if applicable)

[ X ]  (k) Compensation as defined in this Adoption Agreement Section 1.12.

[   ]  (l) (Specify)____________________________________________________________
       ______________________________________________________.

SPECIAL DEFINITION FOR SALARY REDUCTION CONTRIBUTIONS. An Employee's salary reduction agreement applies to his Compensation determined prior to the reduction authorized by that salary reduction agreement, with the following exceptions: (Choose (m) or at least one of (n) or (o), if applicable)

[ X ]  (m) No exceptions.

[   ]  (n) If  the  Employee  makes  elective  contributions   to  another  plan
       maintained by the Employer, the Advisory Committee will determine the amount of the Employee's salary reduction contribution for the withholding period: (Choose (1) or (2))

          [   ]  (1)  After  the   reduction   for  such   period  of   elective
                 contributions to the other plan(s).

          [   ]  (2)  Prior  to  the  reduction  for  such  period  of  elective contributions to the other plan(s).

[   ]  (o) (Specify)____________________________________________________________
       _______________________________________________.

       1.17  PLAN YEAR/LIMITATION YEAR.

PLAN YEAR. Plan Year means: (Choose (a) or (b))

[ X ]  (a)  The  12  consecutive   month  period  ending  every  December 31  .
                                                                 --------------

[   ]  (b) (Specify)____________________________________________________________
       _______________________________________________.

LIMITATION YEAR. The Limitation Year is: (Choose (c) or (d))

[ X ]  (c) The Plan Year.

[   ]  (d)  The 12 consecutive month period ending every_________________.


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       1.18     EFFECTIVE DATE.

NEW PLAN. The "Effective Date" of the Plan is April 1, 1999


RESTATED PLAN. The restated Effective Date is______________________.

This Plan is a substitution and amendment of an existing retirement plan(s) originally established__________________________________________________________
_______.  [Note: See the Effective Date Addendum.]

       1.27 HOUR OF  SERVICE.  The  crediting  method for Hours of  Service  is:
(Choose (a) or (b))

[ X ]  (a) The actual method.

[   ]  (b) The  ___________________________________________  equivalency method, except:

          [   ]    (1)   No exceptions.

          [   ]    (2)   The actual method  applies for purposes of:  (Choose at
                         least one)

                   [ ]   (i)     Participation under Article II.

                   [ ]   (ii)    Vesting under Article V.

                   [ ]   (iii)   Accrual of benefits under Section 3.06.

[Note: On the blank line, insert "daily," "weekly," "semi-monthly payroll periods" or "monthly."]

       1.29 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of Section 1.29 of the Plan, the Plan credits Service with the following predecessor employer(s): N/A . Service with the designated predecessor employer(s) applies: (Choose at least one of (a) or (b); (c) is available only in addition to (a) or (b))

[   ]    (a)      For purposes of participation under Article II.

[   ]    (b)      For purposes of vesting under Article V.

[   ]    (c)      Except the following Services:____________________.

[Note: If the Plan does not credit any predecessor service under this provision, insert "N/A" in the first blank line. The Employer may attach a schedule to this Adoption Agreement, in the same format as this Section 1.29, designating additional predecessor employers and the applicable service crediting elections.]

N/A    1.31 LEASED EMPLOYEES.  If a Leased Employee is a Participant in the Plan
and also participates in a plan maintained by the leasing organization:  (Choose
(a) or (b))

[ ]    (a)  The  Advisory   Committee  will  determine  the  Leased   Employee's
       allocation of
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       Employer  contributions under Article III without taking into account the
       Leased Employee's allocation, if any, under the leasing organization's plan.

[ ] (b) The Advisory Committee will reduce a Leased Employee's allocation of Employer nonelective contributions (other than designated qualified nonelective contributions) under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan:

            [ ]  (1) Must be a money  purchase  plan  which  would  satisfy  the
                 definition   under   Section   1.31  of  a  safe  harbor  plan,
                 irrespective of whether the safe harbor exception applies.

            [ ] (2) Must satisfy the features and, if a defined benefit plan, the method of reduction described in an addendum to this Adoption Agreement, numbered 1.31.

                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

       2.01 ELIGIBILITY.

ELIGIBILITY CONDITIONS. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose (a) or (b) or both; (c) is optional as an additional election)

[ X ]  (a)   Attainment   of  age  21   (specify   age,   not   exceeding   21).

[ X ]  (b)   Service requirement. (Choose one of (1) through (3))

             [ X ]    (1) One Year of Service.

             [   ]    (2) _________________  months (not exceeding 12) following the Employee's Employment Commencement Date.

             [   ]    (3) One Hour of Service.

[   ]  (c)   Special   requirements  for  non-401(k)   portion  of  plan.  (Make
       elections under (1) and under (2))

             (1) The requirements of this Option (c) apply to participation  in:
             (Choose at least one of (i) through (iii))

                       [ ] (i)   The   allocation   of   Employer    nonelective
                           contributions and Participant forfeitures.

                       [ ] (ii)   The    allocation    of   Employer    matching
                           contributions (including forfeitures allocated as matching contributions).

                       [ ] (iii)   The   allocation   of   Employer    qualified
                           nonelective contributions.

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             (2) For  participation  in the  allocations  described  in (1), the eligibility conditions are: (Choose at least one of (i) through (iv))

                       [ ] (i) ______ (one or two)  Year(s) of Service,  without
                           an intervening Break in Service (as described in Section 2.03(A) of the Plan) if the requirement is two Years of Service.

                       [ ] (ii) ______  months (not  exceeding 24) following the
                           Employee's Employment Commencement Date.

                       [ ] (iii) One Hour of Service.

                       [ ] (iv)  Attainment  of age  ______  (Specify  age,  not
                           exceeding 21).

PLAN ENTRY DATE.  "Plan Entry Date" means the Effective  Date and:  (Choose (d),
(e) or (f))

[ X ]    (d)      Semi-annual  Entry  Dates.  The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[   ]    (e)      The first day of the Plan Year.

[   ]    (f)      (Specify entry dates)_________________________________________
         ____________________________________________________.

TIME OF PARTICIPATION. An Employee will become a Participant (and, if applicable, will participate in the allocations described in Option (c)(1)), unless excluded under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date): (Choose (g), (h) or (i))

[ X ]    (g)      immediately following

[   ]    (h)      immediately preceding

[   ]    (i)      nearest

the date the Employee completes the eligibility  conditions described in Options
(a) and (b) (or in  Option  (c)(2) if  applicable)  of this  Adoption  Agreement
Section 2.01.  [Note:  The Employer must coordinate the selection of (g), (h) or
(i) with the "Plan Entry Date" selection in (d), (e) or (f). Unless otherwise excluded under Section 1.07, the Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code Section 410(a); or
(2) 6 months after the date the Employee completes those requirements.]

DUAL  ELIGIBILITY.  The  eligibility  conditions  of this Section 2.01 apply to:
(Choose (j) or (k))

[   ]    (j)  All Employees of the Employer, except: (Choose (1) or (2))

              [   ]    (1)  No exceptions.

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              [   ]    (2)  Employees who are Participants in the Plan as of the
                       Effective Date.

[ X ] (k) Solely to an Employee employed by the Employer after January 1, 1999 . If the Employee was employed by the Employer on or before the specified date, the Employee will become a Participant: (Choose (1), (2) or (3))

              [   ]    (1) On the latest of the Effective  Date,  his Employment
                       Commencement Date or the date he attains age ______ (not to exceed 21).

              [   ]    (2) Under the eligibility  conditions in effect under the
                       Plan  prior  to  the  restated  Effective  Date.  If  the
                       restated  Plan  required more than one Year of Service to
                       participate,  the eligibility condition under this Option
                       (2)  for   participation   in  the  Code  Section  401(k)
                       arrangement under this Plan is one Year of Service for Plan Years beginning after December 31, 1988. [For restated plans only]

              [ X ]    (3)      (Specify):

                       o If employed by an Employer that maintained, at any time during the twelve month period preceding the effective date of this plan, a 401(k) plan and the Employee has met the eligibility requirements of that plan, the Employee will become a Participant on April 1, 1999.

                       o If employed by an Employer that maintained, at any time during the twelve month period preceding the effective date of this plan, a 401(k) plan and the Employee has not met the eligibility requirements of that plan, the Employee will be become a Participant in accordance with Sections 2.01(a), (b), and (f) above.

                       o If employed by an Employer that did not maintain, at any time during the twelve month period preceding the effective date of this plan, a 401(k) plan, the Employee will become a Participant on April 1, 1999.

       2.02 YEAR OF SERVICE - PARTICIPATION.

HOURS OF SERVICE. An Employee must complete: (Choose (a) or (b))

[ X ]  (a)   1,000 Hours of Service

[   ]  (b)   _______________ Hours of Service

during an eligibility computation period to receive credit for a Year of Service. [Note: The Hours of Service requirement may not exceed 1,000.]



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ELIGIBILITY COMPUTATION PERIOD. After the initial eligibility computation period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as: (Choose (c) or (d))

[  ]   (c)    The 12 consecutive month period beginning with each anniversary of an Employee's Employment Commencement Date.

[ X]   (d)    The Plan Year,  beginning  with the Plan Year which  includes  the first anniversary of the Employee's Employment Commencement Date.

       2.03 BREAK IN SERVICE - PARTICIPATION. The Break in Service rule described in Section 2.03(B) of the Plan: (Choose (a) or (b))

[ X ]  (a)    Does not apply to the Employer's Plan.

[   ]  (b)    Applies to the Employer's Plan.

       2.06 ELECTION NOT TO PARTICIPATE. The Plan: (Choose (a) or (b))

[ X ]  (a)    Does not permit an eligible Employee or a Participant to elect not to participate.

[   ]  (b)    Does permit an eligible  Employee or a Participant to elect not to participate in accordance with Section 2.06 and with the following rules:
       (Complete (1), (2), (3) and (4))

              (1) An election is effective for a Plan Year if filed no later than_____________________________________________________________.

              (2) An election not to participate must be effective for at least_________ Plan Year(s).

              (3)    Following a  re-election  to  participate,  the Employee or
              Participant:

              [ ]    (i)       May not again  elect not to  participate  for any
                     subsequent Plan Year.

              [ ]    (ii)      May  again  elect  not to  participate,  but  not
                     earlier than the _____________ Plan Year following the Plan Year in which the re-election first was effective.

              (4)    (Specify)__________________________________________________
              __________________________________ [Insert "N/A" if no other rules apply].



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                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

       3.01  AMOUNT.

PART I. [OPTIONS (a) THROUGH (g)] AMOUNT OF EMPLOYER'S CONTRIBUTION. The Employer's annual contribution to the Trust will equal the total amount of deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions, as determined under this Section
3.01. (Choose any combination of (a), (b), (c) and (d), or choose (e))

[ X ]  (a)    DEFERRAL CONTRIBUTIONS (CODE SECTION 401(K) ARRANGEMENT).  (Choose
              (1) or (2) or both)

              [X] (1) Salary reduction arrangement. The Employer must contribute the amount by which the Participants have reduced their Compensation for the Plan Year, pursuant to their salary reduction agreements on file with the Advisory Committee. A reference in the Plan to salary reduction contributions is a reference to these amounts.

              [ ] (2) Cash or deferred arrangement. The Employer will contribute on behalf of each Participant the portion of the Participant's proportionate share of the cash or deferred contribution which he has not elected to receive in cash. See Section 14.02 of the Plan. The Employer's cash or deferred contribution is the amount the Employer may from time to time deem advisable which the Employer designates as a cash or deferred contribution prior to making that contribution to the Trust.

[ X ]  (b)    MATCHING   CONTRIBUTIONS.   The   Employer   will  make   matching
       contributions in accordance with the formula(s) elected in Part II of this Adoption Agreement Section 3.01.

[   ]  (c)    DESIGNATED QUALIFIED NONELECTIVE  CONTRIBUTIONS.  The Employer, in
       its sole discretion, may contribute an amount which it designates as a qualified nonelective contribution.

[   ]  (d)    NONELECTIVE CONTRIBUTIONS.  (Choose any combination of (1) through
       (4))

              [   ]  (1)       Discretionary   contribution.   The   amount  (or
                     additional amount) the Employer may from time to time deem advisable.

              [   ]  (2)       The amount (or  additional  amount) the  Employer
                     may from time to time deem advisable, separately determined for each of the following classifications of Participants:
                     (Choose (i) or (ii))

                     [   ]    (i)    Nonhighly  Compensated Employees and Highly
                              Compensated Employees.

                     [   ]    (ii)  (Specify classifications)___________________
                              _______________________________________.


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                     Under this Option (2), the Advisory Committee will allocate the amount contributed for each Participant classification in accordance with Part II of Adoption Agreement Section 3.04, as if the Participants in that classification were the only Participants in the Plan.

               [  ]  (3)   ___________ % of the Compensation of all Participants
                     under the Plan, determined for the Employer's taxable year for which it makes the contribution. [Note: The percentage selected may not exceed 15%.]

               [  ]  (4)   ___________  % of  Net  Profits  but  not  more  than
                     $_______________.


[   ]  (e)    FROZEN PLAN. This Plan is a frozen Plan effective________________.
       The Employer will not contribute to the Plan with respect to any period following the stated date.

NET PROFITS. The Employer: (Choose (f) or (g))

[ X ]  (f)    Need not have Net  Profits to make its annual  contribution  under this Plan.

[   ]  (g)    Must have current or accumulated  Net Profits  exceeding $________
       to make the following contributions: (Choose at least one)

              [   ]  (1)   Cash or deferred  contributions  described  in Option
                     (a)(2).

              [   ]  (2)   Matching  contributions   described  in  Option  (b),
                     except:________________________________________.

              [   ]  (3)   Qualified  nonelective   contributions  described  in
                     Option (c).

              [   ]  (4)   Nonelective contributions described in Option (d).

The term "Net Profits" means the Employer's net income or profits for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deductions for Federal and state taxes upon income or for contributions made by the Employer under this Plan or under any other employee benefit plan the Employer maintains. The term "Net Profits" specifically
excludes N/A                        .[Note: Enter "N/A" if no exclusions apply.]

If the Employer requires Net Profits for matching contributions and the Employer does not have sufficient Net Profits under Option (g), it will reduce the matching contribution under a fixed formula on a prorata basis for all Participants. A Participant's share of the reduced contribution will bear the same ratio as the matching contribution the Participant would have received if Net Profits were sufficient bears to the total matching contribution all Participants would have received if Net Profits were sufficient. If more than one member of a related group (as defined in Section 1.30) execute this Adoption Agreement, each participating member will determine Net Profits separately but will not apply this reduction unless, after combining the separately determined Net Profits, the aggregate Net Profits are insufficient to satisfy the matching contribution liability. "Net Profits" includes both current and accumulated Net Profits.

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



PART II. [OPTIONS (h) THROUGH (j)] MATCHING CONTRIBUTION FORMULA. [Note: If the Employer elected Option (b), complete Options (h), (i) and (j).]

[ X ] (h) AMOUNT OF MATCHING CONTRIBUTIONS. For each Plan Year, the Employer's matching contribution is: (Choose any combination of (1), (2), (3), (4) and (5))

       [ ] (1) An amount equal to ______ % of each Participant's eligible contributions for the Plan Year.

       [  ] (2) An amount equal  to____________  % of each  Participant's  first tier of eligible contributions for the Plan Year, plus the following matching percentage(s) for the following subsequent tiers of eligible contributions for the Plan Year:___________________________
            ____________________________________________________________________
            ___________________________________.

       [X]  (3)   Discretionary formula.

            [X]  (i)    An amount  (or  additional  amount)  equal to a matching
                 percentage the Employer from time to time may deem advisable of the Participant's eligible contributions for the Plan Year.

            [ ] (ii) An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of each tier of the Participant's eligible contributions for the Plan Year.

       [ ]  (4)  An  amount   equal  to  the   following   percentage   of  each
            Participant's eligible contributions for the Plan Year, based on the Participant's Years of Service:

            Number of Years of Service                       Matching Percentage
            --------------------------                       -------------------

               _________                                         ________
               _________                                         ________
               _________                                         ________
               _________                                         ________

            The Advisory Committee will apply this formula by determining Years of Service as follows:______________________________________________
            _________________________.

       [ ]  (5)  A Participant's matching contributions may not: (Choose (i)  or
            (ii))

                [   ]    (i)  Exceed____________________________________________
                         _______________________________________________________
                         _________________________.

                [   ]    (ii) Be less than______________________________________
                         _______________________________________________________
                         ___________ .


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RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30)
contribute to this Plan, the related employers may elect different matching contribution formulas by attaching to the Adoption Agreement a separately completed copy of this Part II. Note: Separate matching contribution formulas create separate current benefit structures that must satisfy the minimum participation test of Code Section 401(a)(26).]

[ X ]  (i)   DEFINITION OF ELIGIBLE CONTRIBUTIONS.   Subject to the requirements
       of Option (j), the term "eligible contributions" means: (Choose any combination of (1) through (3))

       [ X ] (1)  Salary reduction contributions.

       [   ] (2)  Cash or  deferred  contributions  (including  any  part of the
             Participant's proportionate share of the cash or deferred contribution which the Employer defers without the Participant's election).

       [   ] (3)  Participant mandatory contributions, as designated in Adoption
             Agreement Section 4.01. See Section 14.04 of the Plan.

[ X ] (j) AMOUNT OF ELIGIBLE CONTRIBUTIONS TAKEN INTO ACCOUNT. When determining a Participant's eligible contributions taken into account under the matching contributions formula(s), the following rules apply:
       (Choose any combination of (1) through (4))

       [   ] (1)  The  Advisory  Committee  will take into  account all eligible contributions credited for the Plan Year.

       [ X ] (2)  The Advisory Committee will disregard  eligible  contributions
             exceeding   6% of the Participant's Compensation.

       [   ] (3)  The  Advisory  Committee  will  treat  as the  first  tier  of eligible contributions, an amount not exceeding:___________________
             _________________________________________________________.


             The subsequent tiers of eligible contributions are:________________
             ___________________________________________________________________
             ___________________________.

       [   ] (4)  (Specify)_____________________________________________________
             ___________________________________________________________________
             ________________________.

PART III. [OPTIONS (k) AND (l)]. SPECIAL RULES FOR CODE SECTION 401(K) ARRANGEMENT. (Choose (k) or (l), or both, as applicable)

[ X ]  (k)    SALARY REDUCTION AGREEMENTS.  The following rules and restrictions apply to an Employee's salary reduction agreement: (Make a selection under (1), (2), (3) and (4))

              (1)  Limitation  on  amount.   The  Employee's   salary  reduction
              contributions: (Choose (i) or at least one of (ii) or (iii))

                   [  ]  (i)   No maximum  limitation  other than as provided in
                         the Plan.

                   [X ] (ii) May not exceed 20% of Compensation for the Plan Year, subject to the annual additions limitation described in Part 2 of Article III and the 402(g) limitation described in Section 14.07 of the Plan.

                   [  ]  (iii) Based on percentages of  Compensation  must equal at least______________________________________________.

             (2) An Employee may revoke, on a prospective basis, a salary reduction agreement: (Choose (i), (ii), (iii) or (iv))

                   [  ]  (i)   Once  during any Plan Year but not later than ___
                         of the Plan Year.

                   [  ]  (ii)  As of any Plan Entry Date.

                   [  ]  (iii) As of the first day of any month.

                   [X ]  (iv)  (Specify,  but  must be at  least  once  per Plan
                         Year) Anytime.

              (3) An Employee who revokes his salary reduction agreement may file a new salary reduction agreement with an effective date:
                   (Choose (i), (ii), (iii) or (iv))

                   [  ]  (i)   No  earlier  than the  first day of the next Plan
                         Year.

                   [  ]  (ii)  As of any subsequent Plan Entry Date.

                   [X ] (iii) As of the first day of any month subsequent to the month in which he revoked an Agreement.

                   [  ]  (iv)  (Specify, but must be at least once per Plan Year following the Plan Year of revocation)_________________
                         ___________________________________________________.

             (4) A Participant may increase or may decrease, on a prospective basis, his salary reduction percentage or dollar amount:
                  (Choose (i), (ii), (iii) or (iv))

                  [  ]  (i)   As of the beginning of each payroll period.

                  [X ]  (ii)  As of the first day of each month.

                  [  ]  (iii) As of any Plan Entry Date.

                  [  ]  (iv) (Specify, but must permit an increase or a decrease at least once per Plan Year)____________________________
                        _______________________________________.

[  ]   (l)   CASH OR  DEFERRED  CONTRIBUTIONS.  For each Plan Year for which the
       Employer makes a designated cash or deferred contribution, a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation described in Section 14.07 of the Plan) of his proportionate share of that cash or deferred contribution:
       (Choose (1) or (2))

             [   ]    (1)      All or any portion.

             [   ]    (2)      _________________________________%.

       3.04 CONTRIBUTION ALLOCATION. The Advisory Committee will allocate deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions in accordance with Section 14.06 and the elections under this Adoption Agreement Section 3.04.

PART I. [OPTIONS (a) THROUGH (d)]. SPECIAL ACCOUNTING ELECTIONS. (Choose whichever elections are applicable to the Employer's Plan)

[ X ] (a)     MATCHING   CONTRIBUTIONS  ACCOUNT.  The  Advisory  Committee  will
       allocate matching  contributions to a Participant's:  (Choose (1) or (2);
       (3) is available only in addition to (1))

              [ X ]   (1)    Regular Matching Contributions Account.

              [   ]   (2)    Qualified Matching Contributions Account.

              [   ]   (3)    Except,  matching  contributions under Option(s)___
                      ___________________ of Adoption Agreement Section 3.01 are allocable to the Qualified Matching Contributions Account.

[ X ] (b) SPECIAL ALLOCATION DATES FOR SALARY REDUCTION CONTRIBUTIONS. The Advisory Committee will allocate salary reduction contributions as of the Accounting Date and as of the following additional allocation dates: when deposited.


[ X ] (c) SPECIAL ALLOCATION DATES FOR MATCHING CONTRIBUTIONS. The Advisory Committee will allocate matching contributions as of the Accounting Date and as of the following additional allocation dates: when deposited.

[   ]  (d)    DESIGNATED  QUALIFIED  NONELECTIVE  CONTRIBUTIONS  - DEFINITION OF
       PARTICIPANT.   For  purposes  of  allocating  the  designated   qualified
       nonelective contribution, "Participant" means: (Choose (1), (2) or (3))

              [   ]    (1)  All Participants.

              [   ]    (2)  Participants who are Nonhighly Compensated Employees
                       for the Plan Year.

              [   ]    (3) (Specify)_________________________.

PART II. METHOD OF ALLOCATION - NONELECTIVE CONTRIBUTION. Subject to any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual nonelective contribution (and Participant forfeitures treated as nonelective contributions) to the Employer Contributions Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the allocation method selected under this Section 3.04. If the Employer elects Option (e)(2), Option (g)(2) or Option (h), for the first 3% of Compensation allocated to all Participants, "Compensation" does not include any exclusions elected under Adoption Agreement Section 1.12 (other than the exclusion of elective contributions), and the Advisory Committee must take into account the Participant's Compensation for the entire Plan Year. (Choose an allocation method under (e), (f), (g) or (h); (i) is mandatory if the Employer elects (f), (g) or (h); (j) is optional in addition to any other election.)

[  ]   (e)   NONINTEGRATED ALLOCATION FORMULA. (Choose (1) or (2))

             [  ] (1)    The  Advisory   Committee   will  allocate  the  annual
                  nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

             [  ] (2)    The  Advisory   Committee   will  allocate  the  annual
                  nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of this Option (2), "Participant" means, in addition to a Participant who satisfies the requirements of Section
                  3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation will not exceed 3% of his Compensation for the Plan Year.

[  ]   (f)   TWO-TIERED  INTEGRATED  ALLOCATION  FORMULA  -  MAXIMUM  DISPARITY.
       First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i).

       The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[  ]   (g)   THREE-TIERED  INTEGRATED  ALLOCATION FORMULA.  First, the  Advisory
       Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation may not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i). Solely for purposes of the allocation in this first paragraph, "Participant" means, in addition to a Participant who satisfies the requirements of Section 3.06 for the Plan Year: (Choose (1) or (2))

                  [   ]    (1)   No other Participant.

                  [   ]    (2)   Any other  Participant  entitled to a top heavy
                           minimum allocation under Section 3.04(B), but such Participant's allocation under this Option (g) will not exceed 3% of his Compensation for the Plan Year.

         As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Excess Compensation, may not exceed the allocation percentage in the first paragraph.

         Finally, the Advisory Committee will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[  ]     (h) FOUR-TIERED  INTEGRATED  ALLOCATION FORMULA.  First, the Advisory
         Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Compensation. Solely for purposes of this first tier allocation, a "Participant" means, in addition to any Participant who satisfies the requirements of Section
         3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B) of the Plan.

         As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Excess Compensation.

         As a third tier allocation, the Advisory Committee will allocate the annual Employer contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (2.7%, 2.4% or 1.3%) listed under the Maximum Disparity Table following Option (i).

         The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[   ]    (i)    EXCESS COMPENSATION.  For purposes  of Option  (f),  (g) or (h),
         "Excess Compensation" means Compensation in excess of the following Integration Level: (Choose (1) or (2))

                [   ]    (1)   _________%  (not  exceeding  100%) of the taxable
                         wage base, as determined under Section 230 of the Social Security Act, in effect on the first day of the Plan Year: (Choose any combination of (i) and (ii) or choose (iii))

               [  ]      (i)    Rounded to______________________________________
                                ______(but not exceeding the taxable wage base).

               [  ]     (ii)    But not greater than $_____________________.

               [  ]     (iii)   Without any further adjustment or limitation.

      [   ]    (2)      $___________________________________[Note: Not exceeding
      the taxable wage base for the Plan Year in which this Adoption Agreement first is effective.]

MAXIMUM DISPARITY TABLE. For purposes of Options (f), (g) and (h), the applicable percentage is:

Integration Level (as              Applicable Percentages for     Applicable Percentages
percentage of taxable wage base)   Option (f) or Option (g)            for Option (h)
--------------------------------   ------------------------            --------------

100%                                        5.7%                           2.7%

More than 80% but less than 100%            5.4%                           2.4%

More than 20% (but not less than $10,001)
and not more than 80%                       4.3%                           1.3%

20% (or $10,000, if greater) or less        5.7%                           2.7%

[  ]  (j)    ALLOCATION   OFFSET.   The   Advisory   Committee   will  reduce  a
       Participant's  allocation  otherwise  made under Part II of this  Section
       3.04 by the Participant's allocation under the following qualified plan(s) maintained by the Employer:______________________________________
       _________________________________________________________________________
       _____________________________________.

       The Advisory Committee will determine this allocation reduction:  (Choose
       (1) or (2))

       [  ]   (1) By treating the term  "nonelective  contribution" as including all amounts paid or accrued by the  Employer  during the Plan Year to the qualified  plan(s)  referenced  under this Option (j). If a
              Participant  under this Plan also participates in that other plan,
              the  Advisory   Committee  will  treat  the  amount  the  Employer
              contributes  for or during a Plan  Year on behalf of a  particular
              Participant  under such other  plan as an amount  allocated  under this Plan to that  Participant's  Account for that Plan Year.  The
              Advisory   Committee  will  make  the  computation  of  allocation
              required under the immediately preceding sentence before making any allocation of nonelective contributions under this Section
              3.04.

       [  ]   (2) In accordance with the formula provided in an addendum to this
              Adoption Agreement, numbered 3.04(j).

TOP HEAVY MINIMUM ALLOCATION - METHOD OF COMPLIANCE. If a Participant's allocation under this Section 3.04 is less than the top heavy minimum allocation to which he is entitled under Section 3.04(B): (Choose (k) or (l))

[X ] (k) The Employer will make any necessary additional contribution to the Participant's Account, as described in Section 3.04(B)(7)(a) of the Plan.

[  ]   (l) The Employer will satisfy the top heavy minimum  allocation under the following plan(s) it maintains:_________________________________________.
       However, the Employer will make any necessary additional contribution to satisfy the top heavy minimum allocation for an Employee covered only under this Plan and not under the other plan(s) designated in this Option
       (l). See Section 3.04(B)(7)(b) of the Plan.

If the Employer maintains another plan, the Employer may provide in an addendum to this Adoption Agreement, numbered Section 3.04, any modifications to the Plan necessary to satisfy the top heavy requirements under Code Section 416.

RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the Advisory Committee must allocate all Employer nonelective contributions (and forfeitures treated as nonelective contributions) to each Participant in the Plan, in accordance with the elections in this Adoption Agreement Section 3.04: (Choose (m) or (n))

[ ] (m) Without regard to which contributing related group member employs the Participant.

[ ] (n) Only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Advisory Committee will determine the allocations under this Adoption Agreement Section 3.04 by prorating among the participating Employers the Participant's Compensation and, if applicable, the Participant's Integration Level under Option (i).

   3.05 FORFEITURE ALLOCATION. Subject to any restoration allocation required under Sections 5.04 or 9.14, the Advisory Committee will allocate a Participant forfeiture in accordance with Section 3.04: (Choose (a) or (b); (c) and (d) are optional in addition to (a) or (b))

[  ]   (a) As an Employer  nonelective  contribution  for the Plan Year in which
       the  forfeiture  occurs,  as  if  the  Participant   forfeiture  were  an
       additional nonelective contribution for that Plan Year.

[ X ] (b) To reduce the Employer matching contributions and nonelective contributions for the Plan Year: (Choose (1) or (2))

       [ X ]  (1)  in which the forfeiture occurs.

       [  ]   (2)  immediately following the Plan Year in which  the  forfeiture occurs.

[ X ]  (c)    To the extent attributable to matching contributions: (Choose (1),
       (2) or (3))

       [ X ]  (1)  In the manner elected under Options (a) or (b).

        [   ]  (2)  First to reduce Employer matching contributions for the Plan
                Year: (Choose (i) or (ii))

               [   ] (i)    in which the forfeiture occurs,

               [   ] (ii)  immediately  following  the Plan  Year in  which  the forfeiture occurs, then as elected in Options (a) or (b).

        [   ]  (3)   As a discretionary  matching contribution for the Plan Year in which the forfeiture occurs, in lieu of the manner elected under Options (a) or (b).

[   ]   (d) First to reduce the Plan's  ordinary and necessary  administrative expenses for the Plan Year and then will allocate any remaining forfeitures in the manner described in Options (a), (b) or (c), whichever applies. If the Employer elects Option (c), the forfeitures used to reduce Plan expenses: (Choose (1) or (2))

        [  ]   (1) relate  proportionately  to  forfeitures  described in Option
               (c) and to forfeitures described in Options (a) or (b).

        [  ]   (2)  relate first to forfeitures described in Option _________.

ALLOCATION OF FORFEITED EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will allocate any forfeited excess aggregate contributions (as described in Section 14.09): (Choose (e), (f) or (g))

[ X ]   (e)    To reduce  Employer  matching  contributions  for the Plan  Year:
        (Choose (1) or (2))

        [ X ]  (1)  in which the forfeiture occurs.

        [   ]  (2)  immediately  following the Plan Year in which the forfeiture occurs.

[   ]   (f)   As Employer discretionary matching contributions for the Plan Year in which forfeited, except the Advisory Committee will not allocate these forfeitures to the Highly Compensated Employees who incurred the forfeitures.

[   ]   (g) In  accordance  with Options (a) through (d),  whichever  applies, except the Advisory Committee will not allocate these forfeitures under Option (a) or under Option (c)(3) to the Highly Compensated Employees who incurred the forfeitures.

   3.06 ACCRUAL OF BENEFIT.

COMPENSATION TAKEN INTO ACCOUNT. For the Plan Year in which the Employee first becomes a Participant, the Advisory Committee will determine the allocation of any cash or deferred contribution, designated qualified nonelective contribution or nonelective contribution by taking into account: (Choose (a) or (b))

[   ]   (a)    The Employee's Compensation for the entire Plan Year.

[ X ]   (b)    The Employee's  Compensation  for the portion of the Plan Year in which the Employee actually is a Participant in the Plan.

ACCRUAL  REQUIREMENTS.  Subject to the  suspension  of accrual  requirements  of
Section 3.06(E) of the Plan, to receive an allocation of cash or deferred contributions, matching contributions, designated qualified nonelective contributions, nonelective contributions and Participant forfeitures, if any, for the Plan Year, a Participant must satisfy the conditions described in the following elections: (Choose (c) or at least one of (d) through (f))

[   ]   (c)    SAFE HARBOR RULE. If the  Participant is employed by the Employer on the last day of the Plan Year, the Participant must complete at least one Hour of Service for that Plan Year. If the Participant is not employed by the Employer on the last day of the Plan Year, the Participant must complete at least 501 Hours of Service during the Plan Year.

[ X ]   (d)     HOURS OF SERVICE  CONDITION.  The Participant  must complete the following  minimum  number of Hours of  Service  during  the Plan  Year:
        (Choose at least one of (1) through (5))

        [   ]  (1)  1,000 Hours of Service.

        [   ]  (2)  (Specify, but the number of Hours of Service may not exceed
               1,000)__________________________________________________________.

        [   ]  (3)   No  Hour  of  Service   requirement   if  the   Participant
               terminates  employment   during  the  Plan  Year on  account  of:
               (Choose (i), (ii) or (iii))

               [   ] (i)    Death.

               [   ] (ii)   Disability.

               [   ] (iii)  Attainment of Normal  Retirement  Age in the current
                     Plan Year or in a prior Plan Year.

        [   ]  (4)  ______  Hours  of  Service  (not  exceeding  1,000)  if  the
               Participant terminates employment with the Employer during the Plan Year, subject to any election in Option (3).

        [ X ]  (5)   No Hour of Service  requirement for  an  allocation  of the following contributions:  Matching Contributions.


[ X ] (e) EMPLOYMENT CONDITION. The Participant must be employed by the Employer on the last day of the Plan Year, irrespective of whether he satisfies any Hours of Service condition under Option (d), with the following exceptions: (Choose (1) or at least one of (2) through (5))

        [   ]  (1)  No exceptions.

        [   ]  (2)  Termination of employment because of death.

        [   ]  (3)  Termination of employment because of disability.

        [   ]  (4)  Termination of employment  following  attainment  of  Normal
               Retirement Age.

        [X]  (5)  No  employment  condition  for  the  following  contributions:
             Matching Contributions.

[   ]   (f)  (Specify other conditions, if applicable):_________________________
             _____________________________________________.

               .

SUSPENSION OF ACCRUAL  REQUIREMENTS.  The suspension of accrual  requirements of
Section 3.06(E) of the Plan: (Choose (g), (h) or (i))

[   ]   (g)  Applies to the Employer's Plan.

[ X ]   (h)  Does not apply to the Employer's Plan.

[   ]   (i)  Applies in  modified form to the  Employer's  Plan, as described in an addendum to this Adoption Agreement, numbered Section 3.06(E).

SPECIAL ACCRUAL REQUIREMENTS FOR MATCHING CONTRIBUTIONS. If the Plan allocates matching contributions on two or more allocation dates for a Plan Year, the
Advisory  Committee,  unless  otherwise  specified in Option (l), will apply any
Hours of Service condition by dividing the required Hours of Service on a prorata basis to the allocation periods included in that Plan Year. Furthermore, a Participant who satisfies the conditions described in this Adoption Agreement
Section 3.06 will receive an allocation of matching contributions (and forfeitures treated as matching contributions) only if the Participant satisfies the following additional condition(s):(Choose (j) or at least one of (k) or (l))

[ X ]   (j)  No additional conditions.

[   ]   (k)  The Participant is not a Highly  Compensated  Employee for the Plan
        Year. This Option (k) applies to: (Choose (1) or (2))

        [   ]  (1)  All matching contributions.

        [   ]  (2)  Matching contributions described in Option(s) ___________ of
               Adoption Agreement Section 3.01.

[   ]   (l)    (Specify)________________________________________________________
        __________________________________________.

N/A     3.15   MORE  THAN ONE PLAN  LIMITATION.  If the  provisions  of  Section
3.15 apply, the Excess Amount attributed to this Plan equals: (Choose (a), (b) or (c))

[   ]   (a)    The product of:

        (i) the total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Code Section 415), times

        (ii) the ratio of (1) the amount allocated to the Participant as of such date under this Plan divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code Section 415).

[   ]   (b)    The total Excess Amount.

[   ]   (c)    None of the Excess Amount.

   3.18 DEFINED BENEFIT PLAN LIMITATION.

APPLICATION OF LIMITATION. The limitation under Section 3.18 of the Plan:(Choose
(a) or (b))

[ X ]   (a)    Does not apply to the Employer's  Plan  because the Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan.

[   ]   (b)    Applies  to the  Employer's  Plan.  To the  extent  necessary  to satisfy the  limitation  under Section  3.18,  the Employer will reduce:
        (Choose (1) or (2))

        [ ] (1) The Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

        [ ] (2) Its contribution or allocation on behalf of the Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

[Note: If the Employer selects (a), the remaining options in this Section 3.18 do not apply to the Employer's Plan.]

COORDINATION WITH TOP HEAVY MINIMUM ALLOCATION. The Advisory Committee will apply the top heavy minimum allocation provisions of Section 3.04(B) of the Plan with the following modifications: (Choose (c) or at least one of (d) or (e))

[   ]   (c)    No modifications.

[   ]   (d) For Non-Key Employees participating only in this Plan, the top heavy minimum  allocation  is the  minimum  allocation  described  in  Section
        3.04(B) determined by substituting _________% (not less than 4%) for "3%," except: (Choose (i) or (ii))

        [   ]  (i)  No exceptions.

        [   ]  (ii) Plan Years in which the top heavy ratio exceeds 90%.

[   ]   (e)    For Non-Key Employees also participating  in the defined  benefit plan, the top heavy minimum is: (Choose (1) or (2))

        [   ]  (1) 5% of  Compensation  (as determined  under Section 3.04(B) or the  Plan)  irrespective  of the  contribution  rate  of any  Key
               Employee, except: (Choose (i) or (ii))

               [   ] (i)  No exceptions.

               [   ] (ii)  Substituting "7 1/2%" for "5%" if the top heavy ratio does not exceed 90%.

        [   ]  (2) 0%. [Note: The Employer may not select this Option (2) unless the defined benefit plan satisfies the top heavy minimum benefit requirements of Code Section 416 for these Non-Key Employees.]

ACTUARIAL ASSUMPTIONS FOR TOP HEAVY CALCULATION. To determine the top heavy ratio, the Advisory Committee will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan:_____________
_____________________________________________________________________.

If the elections under this Section 3.18 are not appropriate to satisfy the limitations of Section 3.18, or the top heavy requirements under Code Section 416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

   4.01 PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS.  The  Plan: (Choose (a) or (b);
(c) is available only with (b))

[ X ]   (a)    Does not permit Participant nondeductible contributions.

[   ]   (b)    Permits  Participant  nondeductible  contributions,  pursuant  to
        Section 14.04 of the Plan.

[   ]   (c)    The  following   portion  of  the   Participant's   nondeductible
        contributions for the Plan Year are mandatory contributions under Option
        (i)(3) of Adoption Agreement Section 3.01: (Choose (1) or (2))

        [   ]  (1) The amount which is not less than:___________________________
               _______________________________.

        [   ]  (2) The amount which is not greater than:________________________
               _______________________________.

ALLOCATION   DATES.   The  Advisory   Committee   will  allocate   nondeductible
contributions for each Plan Year as of the Accounting Date and the following additional allocation dates: (Choose (d) or (e))

[   ]   (d)    No other allocation dates.

[   ]   (e)    (Specify)________________________________________________________
        _____________________________________.

As of an allocation date, the Advisory Committee will credit all nondeductible contributions made for the relevant allocation period. Unless otherwise specified in (e), a nondeductible contribution relates to an allocation period only if actually made to the Trust no later than 30 days after that allocation period ends.

   4.05 PARTICIPANT CONTRIBUTION - WITHDRAWAL/DISTRIBUTION. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Mandatory Contributions Account, if any, prior to his Separation from Service: (Choose (a) or at least one of (b) through (d))

[   ]   (a)    No distribution options prior to Separation from Service.

[   ]   (b)    The  same  distribution   options   applicable  to  the  Deferral
        Contributions  Account  prior  to  the  Participant's   Separation  from
        Service, as elected in Adoption Agreement Section 6.03.

[   ]   (c)    Until he retires,  the Participant  has a continuing  election to receive all or any portion of his  Mandatory  Contributions  Account if:
        (Choose (1) or at least one of (2) through (4))

        [   ]  (1)  No conditions.

        [   ]  (2)  The mandatory  contributions  have  accumulated for at least
               ______ Plan Years since the Plan Year for which contributed.

        [   ]  (3)  The Participant suspends making nondeductible  contributions for a period of ________________ months.

        [   ]  (4)  (Specify)___________________________________________________
               ______________________________________.

[   ]   (d)    (Specify)________________________________________________________
        _______________________________________.

                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

   5.01 NORMAL RETIREMENT. Normal Retirement Age under the Plan is: (Choose (a) or (b))

[ X ]   (a)    59 1/2     [State age, but may not exceed age 65].
               ----------

[   ]   (b)    The later of the date the Participant attains ______ (____) years of age or the ______ (_____) anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [The age selected may not exceed age 65 and the anniversary selected may not exceed the 5th.]

   5.02  PARTICIPANT  DEATH OR  DISABILITY.  The 100% vesting rule under Section
5.02 of the Plan: (Choose (a) or choose one or both of (b) and (c))

[   ]   (a)    Does not apply.

[ X ]   (b)    Applies to death.

[ X ]   (c)    Applies to disability.

   5.03 VESTING SCHEDULE.
        ----------------


DEFERRAL     CONTRIBUTIONS      ACCOUNT/QUALIFIED     MATCHING     CONTRIBUTIONS
ACCOUNT/QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT/MANDATORY CONTRIBUTIONS ACCOUNT. A Participant has a 100% Nonforfeitable interest at all times in his Deferral Contributions Account, his Qualified Matching Contributions Account, his Qualified Nonelective Contributions Account and in his Mandatory Contributions Account.

REGULAR MATCHING CONTRIBUTIONS ACCOUNT/EMPLOYER CONTRIBUTIONS ACCOUNT. With respect to a Participant's Regular Matching Contributions Account and Employer Contributions Account, the Employer elects the following vesting schedule:
(Choose (a) or (b); (c) and (d) are available only as additional options)

[   ]   (a)    Immediate vesting.  100% Nonforfeitable at all times.  [Note: The
        Employer must elect Option (a) if the eligibility conditions under Adoption Agreement Section 2.01(c) require 2 years of service or more than 12 months of employment.]

[ X ]   (b)    Graduated Vesting Schedules.

                                             NON TOP HEAVY SCHEDULE
TOP HEAVY SCHEDULE                                           (OPTIONAL)

                  (MANDATORY)                 Years of          Nonforfeitable
         Years of        Nonforfeitable       Service             Percentage
         Service           Percentage          -------            ----------
         -------           ----------        Less than 1
       Less than 1              0                                  -----
                             ----                   1
             1                  0                                  -----
                             ----                   2
             2                 50                                  -----
                             ----                   3
             3                100                                  -----
                             ----                   4
             4                100                                  -----
                             ----                   5
             5                100                                  -----
                             ----                   6
             6 or more        100%                                 -----
                                                    7 or more      100%

[   ]   (c) Special vesting election for Regular Matching Contributions Account.
        In lieu of the election under Options (a) or (b), the Employer elects the following vesting schedule for a Participant's Regular Matching Contributions Account: (Choose (1) or (2))

   [  ] (1)  100% Nonforfeitable at all times.

   [ ] (2) In accordance with the vesting schedule described in the addendum to this Adoption Agreement, numbered 5.03(c). [Note: If the Employer elects this Option (c)(2), the addendum must designate the applicable vesting schedule(s) using the same format as used in Option (b).]

[Note: Under Options (b) and (c)(2), the Employer must complete a Top Heavy Schedule which satisfies Code Section 416. The Employer, at its option, may complete a Non Top Heavy Schedule. The Non Top Heavy Schedule must satisfy Code
Section 411(a)(2). Also see Section 7.05 of the Plan.]

[  ]    (d)  The Top Heavy Schedule under Option (b) (and, if applicable,  under
        Option (c)(2)) applies: (Choose (1) or (2))

   [   ]  (1)  Only in a Plan Year for which the Plan is top heavy.

   [   ]  (2)  In the Plan Year for  which the Plan  first is top heavy and then in all subsequent Plan Years. [Note: The Employer may not elect Option
          (d) unless it has completed a Non Top Heavy Schedule.]

MINIMUM VESTING. (Choose (e) or (f))

[ X ]   (e)    The Plan does not apply a minimum vesting rule.

[   ]   (f)    A Participant's Nonforfeitable Accrued Benefit will never be less than the lesser of $______ or his entire Accrued Benefit, even if the application of a graduated vesting schedule under Options (b) or (c) would result in a smaller Nonforfeitable Accrued Benefit.

LIFE INSURANCE INVESTMENTS. The Participant's Accrued Benefit attributable to insurance contracts purchased on his behalf under Article XI is: (Choose (g) or (h))

[ X ]   (g)    Subject to the vesting election under Options (a), (b) or (c).

[   ]   (h)    100% Nonforfeitable  at all times,  irrespective  of the  vesting election under Options (b) or (c)(2).

   5.04 CASH-OUT  DISTRIBUTIONS TO PARTIALLY-VESTED   PARTICIPANTS/  RESTORATION
OF FORFEITED ACCRUED BENEFIT. The deemed cash-out rule described in Section 5.04
(C) of the Plan: (Choose (a) or (b))

[   ]   (a)    Does not apply.

[ X ]   (b)    Will  apply to determine the timing of forfeitures  for 0% vested
        Participants. A Participant is not a 0% vested Participant if he has a Deferral Contributions Account.

   5.06 YEAR OF SERVICE - VESTING.

VESTING COMPUTATION PERIOD. The Plan measures a Year of Service on the basis of the following 12 consecutive month periods: (Choose (a) or (b))

[ X ]   (a)    Plan Years.

[   ]   (b)   Employment  Years. An Employment Year is the 12 consecutive  month period measured from the Employee's Employment Commencement Date and each successive 12 consecutive month period measured from each anniversary of that Employment Commencement Date.

HOURS OF SERVICE. The minimum number of Hours of Service an Employee must complete during a vesting computation period to receive credit for a Year of Service is: (Choose (c) or (d))

[ X ]   (c)    1,000 Hours of Service.

[   ]   (d)    __________________ Hours of Service.  [Note: The Hours of Service
        requirement may not exceed 1,000.]


   5.08 INCLUDED YEARS OF SERVICE - VESTING. The Employer specifically excludes the following Years of Service: (Choose (a) or at least one of (b) through (e))

[ X ]   (a)    None other than as specified in Section 5.08(a) of the Plan.

[   ]   (b)    Any Year of Service  before the  Participant  attained the age of
        ______ (_____). [Note: The age selected may not exceed age 18.]

[   ]   (c)    Any Year of  Service  during  the  period  the  Employer  did not maintain this Plan or a predecessor plan.

[   ]   (d)    Any Year of  Service  before a Break in  Service if the number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service do not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

[   ]   (e)    Any Year of Service  earned prior to the effective  date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision in effect and adopted before January 1, 1974.

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENTS OF BENEFITS

CODE SECTION 411(d)(6) PROTECTED BENEFITS. The elections under this Article VI may not eliminate Code Section 411(d)(6) protected benefits. To the extent the elections would eliminate a Code Section 411(d)(6) protected benefit, see
Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

   6.01 TIME OF PAYMENT OF ACCRUED BENEFIT.

DISTRIBUTION DATE. A distribution date under the Plan means any day. [Note: The Employer must specify the appropriate date(s). The specified distribution dates primarily establish annuity starting dates and the notice and consent periods prescribed by the Plan. The Plan allows the Trustee an administratively practicable period of time to make the actual distribution relating to a particular distribution date.]

NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. Subject to the limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding $3,500 is: (Choose (a), (b), (c),
(d) or (e))

[   ]   (a)    ______________________________ of the__________________ Plan Year
        beginning  after the  Participant's  Separation from Service.

[ X ]   (b)    The  first   administratively   practicable   distribution   date
        following the Participant's Separation from Service.

[   ]   (c)    ____________________________ of   the   Plan   Year   after   the
        Participant incurs __________________ Break(s) in Service (as defined in
        Article V).

[   ]   (d)    _____________________________________ following the Participant's attainment of Normal Retirement Age, but not earlier than________________________ days following his Separation from Service.

[   ]   (e)    (Specify)________________________________________________________
        _______________________________________.

NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. See the elections under Section 6.03.

DISABILITY.  The distribution date, subject to Section  6.01(A)(3),  is: (Choose
(f), (g) or (h))

[   ]   (f)    _______________________________________________________ after the
        Participant terminates employment because of disability.

[ X ]   (g)    The same as if the Participant had terminated  employment without disability.

[   ]   (h)    (Specify)________________________________________________________
        _____________________________________________________________________.

HARDSHIP. (Choose (i) or (j))

[ X ]   (i)    The Plan does not permit a hardship distribution to a Participant who has separated from Service.

[   ]   (j)    The Plan permits a hardship distribution to a Participant who has separated from Service in accordance with the hardship distribution policy stated in: (Choose (1), (2) or (3))

   [ ]  (1)    Section 6.01(A)(4) of the Plan.

   [ ]  (2)    Section 14.11 of the Plan.

   [ ]  (3)    The  addendum  to this Adoption Agreement, numbered Section 6.01.

DEFAULT ON A LOAN. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to Section 9.04, the Plan: (Choose (k), (l) or (m))

[ X ] (k) Treats the default as a distributable event. The Trustee, at the time of the default, will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit. To the extent the loan is attributable to the Participant's Deferral Contributions Account, Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the Trustee will not reduce the Participant's Nonforfeitable Accrued Benefit unless the Participant has separated from Service or unless the Participant has attained age 59 1/2.

[   ]   (l)    Does not treat  the default  as a  distributable  event.  When an otherwise  distributable  event first occurs pursuant to Section 6.01 or
        Section 6.03 of the Plan, the Trustee will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit.

[   ]   (m)    (Specify)________________________________________________________
        _____________________________________________.

        6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. The Advisory Committee will apply Section 6.02 of the Plan with the following modifications: (Choose (a) or at least one of (b), (c), (d) and (e))

[ X ]   (a)    No modifications.

[   ]   (b)    Except as required  under  Section  6.01 of the Plan,  a lump sum distribution is not available:__________________________________________
        _________________________________________________.

[   ]   (c)    An installment  distribution:  (Choose (1) or at least one of (2)
        or (3))

[   ]   (1)    Is not available under the Plan.

[   ]   (2)    May not exceed the lesser  of______________  years or the maximum period permitted under Section 6.02.

[   ]   (3)    (Specify)________________________________________________________
        __________________________________________________.

[   ]   (d)    The Plan permits the following annuity options:__________________
        ________________________________________________________________________
        ________________________________.
        Any Participant who elects a life annuity option is subject to the requirements of Sections 6.04(A), (B), (C) and (D) of the Plan. See
        Section 6.04(E). [Note: The Employer may specify additional annuity options in an addendum to this Adoption Agreement, numbered 6.02(d).]

[   ]   (e)    If  the  Plan  invests  in  qualifying  Employer  securities,  as described in Section 10.03(F), a Participant eligible to elect distribution under Section 6.03 may elect to receive that distribution in Employer securities only in accordance with the provisions of the addendum to this Adoption Agreement, numbered 6.02(e).

   6.03 BENEFIT PAYMENT ELECTIONS.

PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. A Participant who is eligible to make distribution elections under Section 6.03 of the Plan may elect to commence distribution of his Nonforfeitable Accrued Benefit: (Choose at least one of (a) through (c))

[   ]   (a)    As of any distribution date, but not earlier than_____________ of
        the   __________________________   Plan   Year   beginning   after   the
        Participant's Separation from Service.

[ X ]   (b)    As of the following date(s):  (Choose at least one of Options (1)
        through (6))

[   ]   (1)    Any  distribution  date after the close of the Plan Year in which the Participant attains Normal Retirement Age.

[ X ]   (2)    Any distribution  date following his Separation from Service with the Employer.

[   ]   (3)    Any  distribution  date in the___________ Plan Year(s)  beginning after his Separation from Service.

[   ]   (4)    Any  distribution  date in the Plan Year  after  the  Participant incurs  ____________________  Break(s) in Service (as defined in Article
        V).

[   ]   (5)    Any distribution date following  attainment of age___________ and completion of at least _______________ Years of Service (as defined in Article V).


[   ]   (6)    (Specify)________________________________________________________
        ____________________________________________.

[   ]   (c)    (Specify)________________________________________________________
        ____________________________________________.

The distribution events described in the election(s) made under Options (a), (b) or (c) apply equally to all Accounts maintained for the Participant unless otherwise specified in Option (c).

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - REGULAR MATCHING CONTRIBUTIONS ACCOUNT AND EMPLOYER CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Regular Matching Contributions Account and Employer Contributions Account prior to his Separation from Service: (Choose (d) or at least one of (e) through (h))

[   ]   (d)    No distribution options prior to Separation from Service.

[ X ]   (e)    Attainment of Specified  Age. Until he retires,  the  Participant has a continuing election to receive all or any portion of his Nonforfeitable interest in these Accounts after he attains: (Choose (1) or (2))

   [ X ]  (1)  Normal Retirement Age.

   [   ]  (2)  ____________________ years  of age  and is at  least  __________%
          vested in these Accounts. [Note: If the percentage is less than 100%, see the special vesting formula in Section 5.03.]

[   ]   (f)    After a Participant has  participated in the Plan for a period of not less than ______ years and he is 100% vested in these Accounts, until he retires, the Participant has a continuing election to receive all or any portion of the Accounts. [Note: The number in the blank space may not be less than 5.]

[   ]   (g)    Hardship.  A Participant may elect a hardship  distribution prior to his Separation from Service in accordance with the hardship distribution policy: (Choose (1), (2) or (3); (4) is available only as an additional option)

   [ ]  (1)     Under Section 6.01(A)(4) of the Plan.

   [ ]  (2)     Under Section 14.11 of the Plan.

   [ ]  (3)     Provided in the  addendum to this Adoption  Agreement,  numbered
        Section 6.03.

   [ ] (4) In no event may a Participant receive a hardship distribution before he is at least _________% vested in these Accounts. [Note: If the percentage in the blank is less than 100%, see the special vesting formula in Section 5.03.]

[   ]   (h)    (Specify)________________________________________________________
        ___________________________________________________.

[Note: The Employer may use an addendum, numbered 6.03, to provide additional language authorized by Options (b)(6), (c), (g)(3) or (h) of this Adoption Agreement Section 6.03.]

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - DEFERRAL CONTRIBUTIONS ACCOUNT, QUALIFIED MATCHING CONTRIBUTIONS ACCOUNT AND QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account prior to his Separation from Service:

(Choose (i) or at least one of (j) through (l))

[   ]   (i)    No distribution options prior to Separation from Service.

[ X ]   (j)    Until he retires,  the Participant  has a continuing  election to receive all or any portion of these Accounts  after he attains:  (Choose
        (1) or (2))

   [   ]  (1)  The later of Normal Retirement Age or age 59 1/2.

   [ X ]  (2)  Age         59 1/2                       (at least 59 1/2).

[ X ] (k) Hardship. A Participant, prior to this Separation from Service, may elect a hardship distribution from his Deferral Contributions Account in accordance with the hardship distribution policy under
        Section 14.11 of the Plan.

[   ]   (l)    (Specify)________________________________________________________
        _________________________. [Note: Option (l) may not permit in service distributions prior to age 59 1/2 (other than hardship) and may not modify the hardship policy described in Section 14.11.]

SALE OF TRADE OR BUSINESS/SUBSIDIARY. If the Employer sells substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code Section 409(d)(3)), a Participant who continues employment with the acquiring corporation is eligible for distribution from his Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account: (Choose
(m) or (n))

[   ]   (m)    Only as described  in this  Adoption  Agreement  Section 6.03 for distributions prior to Separation from Service.

[ X ] (n) As if he has a Separation from Service. After March 31, 1988, a distribution authorized solely by reason of this Option (n) must constitute a lump sum distribution, determined in a manner consistent with Code Section 401(k)(10) and the applicable Treasury regulations.

   6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The annuity distribution requirements of Section 6.04: (Choose (a) or (b))

[   ]   (a)    Apply only to a Participant  described in Section  6.04(E) of the
        Plan (relating to the profit sharing exception to the joint and survivor requirements).

[ X ]   (b)    Apply to all Participants.

                                   ARTICLE IX
       ADVISORY COMMITTEE - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

   9.10 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. If a distribution (other than a distribution from a segregated Account and other than a corrective distribution described in Sections 14.07, 14.08, 14.09 or 14.10 of the Plan) occurs more than 90 days after the most recent valuation date, the distribution will include interest at: (Choose (a), (b) or (c))

[ X ]   (a)    0% per annum. [Note: The percentage may equal 0%.]

[   ]   (b)    The 90 day Treasury  bill rate in effect at the  beginning of the current valuation period.

[   ]   (c)    (Specify)___________________________________________.

   9.11  ALLOCATION  AND  DISTRIBUTION  OF NET INCOME GAIN OR LOSS.  Pursuant to
Section  14.12,  to  determine  the  allocation  of net  income,  gain or  loss:
(Complete only those items, if any, which are applicable to the Employer's Plan)

[ X ]   (a)    For salary reduction contributions,  the Advisory Committee will:
        (Choose (1), (2), (3), (4) or (5))

   [ X ]  (1)  Apply Section 9.11 without modification.

   [   ]  (2)  Use the segregated account approach described in Section 14.12.

   [   ]  (3)  Use the weighted average method described in Section 14.12, based on a _______________________weighting period.

   [   ]  (4)  Treat as part of the  relevant  Account at the  beginning  of the valuation period __________%  of the salary  reduction  contributions:
          (Choose (i) or (ii))

          [   ]  (i)   made during that valuation period.

          [   ]  (ii)  made by the following specified time:____________________
                 _________________________.

   [   ]  (5)  Apply the  allocation  method  described  in the addendum to this
          Adoption Agreement numbered 9.11(a).

[ X ]     (b)  For matching contributions,  the Advisory Committee will: (Choose
          (1), (2), (3) or (4))

   [ X ]  (1)  Apply Section 9.11 without modification.

   [   ]  (2)  Use the weighted average method described in Section 14.12, based on a ________________________________________ weighting period.


   [   ]  (3)  Treat as  part of the  relevant  Account at the  beginning of the valuation period __________% of the matching contributions allocated during the valuation period.

   [   ]  (4)  Apply the  allocation  method  described  in the addendum to this
          Adoption Agreement numbered 9.11(b).

[   ]     (c)  For  Participant   nondeductible   contributions,   the  Advisory
          Committee will: (Choose (1), (2), (3), (4) or (5))

   [ ]    (1)  Apply Section 9.11 without modification.

   [ ]    (2)  Use the segregated account approach described in Section 14.12.

   [   ]  (3)  Use the weighted average method described in Section 14.12, based on a _____________________________ weighting period.


   [   ]  (4)  Treat as part of the  relevant  Account at the  beginning  of the
          valuation period   __________%   of  the   Participant   nondeductible
          contributions: (Choose (i) or (ii))

          [   ]  (i)   made during that valuation period.

         [    ]  (ii)  made by the following specified time:____________________
                  _________.

   [   ]  (5)  Apply the  allocation  method  described  in the addendum to this
          Adoption Agreement numbered 9.11(c).

                                    ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

   10.03 INVESTMENT POWERS. Pursuant to Section 10.03[F] of the Plan, the aggregate investments in qualifying Employer securities and in qualifying Employer real property: (Choose (a) or (b))

[   ]   (a)    May not exceed 10% of Plan assets.

[ X ]   (b)    May not exceed __100_____% of Plan assets. [Note: The  percentage may not exceed 100%.]

   10.14 VALUATION OF TRUST. In addition to each Accounting Date, the Trustee must value the Trust Fund on the following valuation date(s): (Choose (a)or (b))

[   ]   (a)    No other mandatory valuation dates.

[ X ]   (b)    (Specify)  Any day that the New York Stock  Exchange  is open for business.

                             EFFECTIVE DATE ADDENDUM
                              (RESTATED PLANS ONLY)

   The Employer must complete this addendum only if the restated Effective Date specified in Adoption Agreement Section 1.18 is different than the restated effective date for at least one of the provisions listed in this addendum. In lieu of the restated Effective Date in Adoption Agreement Section 1.18, the following special effective dates apply: (Choose whichever elections apply)

[   ]   (a)    COMPENSATION  DEFINITION.  The Compensation definition of Section
        1.12 (other than the $200,000 limitation) is effective for Plan Years beginning after__________ . [Note: May not be effective later than the first day of the first Plan Year beginning after the Employer executes this Adoption Agreement to restate the Plan for the Tax Reform Act of 1986, if applicable.]

[   ]   (b)    ELIGIBILITY CONDITIONS.  The eligibility  conditions specified in
        Adoption Agreement Section 2.01 are effective for Plan Years beginning after______________________ .

[   ]   (c)    SUSPENSION  OF  YEARS  OF  SERVICE.  The  suspension  of Years of
        Service rule elected under Adoption Agreement Section 2.03 is effective for Plan Years beginning after____________ .

[   ]   (d)    CONTRIBUTION/ALLOCATION FORMULA. The contribution formula elected under Adoption Agreement Section 3.01 and the method of allocation elected under Adoption Agreement Section 3.04 is effective for Plan Years beginning after_______________ .

[   ]   (e)    ACCRUAL  REQUIREMENTS.  The accrual  requirements of Section 3.06 are effective for Plan Years beginning after__________________ .

[   ]   (f)    EMPLOYMENT CONDITION. The employment condition of Section 3.06 is effective for Plan Years beginning after_______________________ .


[   ]   (g)    ELIMINATION OF NET PROFITS.  The requirement for the Employer not to have net profits to contribute to this Plan is effective for Plan Years beginning after________________ . [Note: The date specified may not be earlier than December 31, 1985.]

[   ]   (h)    VESTING  SCHEDULE.  The  vesting  schedule elected under Adoption
        Agreement  Section  5.03 is  effective  for Plan Years  beginning  after
        ____________________.


[   ]   (i)    ALLOCATION OF EARNINGS. The special allocation provisions elected under Adoption Agreement Section 9.11 are effective for Plan Years beginning after______________________.

[   ]   (j)    (Specify)_______________________________________________________.

     For Plan Years prior to the special Effective Date, the terms of the Plan prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special Effective Date may not result in the delay of a Plan provision beyond the permissible Effective Date under any applicable law requirements.

                                 EXECUTION PAGE

The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) signified its acceptance, on this_______ day of, ___________, 1999.

Name and EIN of Employer: ResortQuest International, Inc.
                         -------------------------------------------------------
               62-1750352
--------------------------------------------------------------------------------
Signed:
       ------------------------------------------------------------------


Name(s) of Trustee:         Union Planters Bank, N.A.
                   -------------------------------------------------------------
Signed:
       ------------------------------------------------------------------


Name of Custodian:              N/A
                 ---------------------------------------------------------------
Signed:
       ------------------------------------------------------------------



[Note: A Trustee is mandatory, but a Custodian is optional. See Section 10.03 of the Plan.]

PLAN NUMBER. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 001.

USE OF ADOPTION AGREEMENT. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Regional Prototype Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer designated in the prior paragraph.

RELIANCE ON NOTIFICATION LETTER. The Employer may not rely on the Regional Prototype Plan Sponsor's notification letter covering this Adoption Agreement. For reliance on the Plan's qualification, the Employer must obtain a determination letter from the applicable IRS Key District office.

                             PARTICIPATION AGREEMENT
         FOR PARTICIPATION BY RELATED GROUP MEMBERS (PLAN SECTION 1.30)

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by__________________________________________________________ , the
Signatory Employer to the Execution Page of the Adoption Agreement.

   1. The Effective Date of the undersigned Employer's participation in the designated Plan is:____ .

   2.   The undersigned Employer's adoption of this Plan constitutes:

[   ]   (a)    The adoption of a new plan by the Participating Employer.

[   ]   (b)    The adoption of an amendment and restatement of a plan  currently maintained by the Employer, identified as_____________________________ ______________________, and having an original effective date of _______
        _______.

        Dated this _____ day of ______________________ , 19___.

                              Name of Participating Employer:__________________

                              ____________________________________________

                              Signed:_____________________________________
                              Participating Employer's EIN:_______________

ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE EXECUTION PAGE OF THE ADOPTION AGREEMENT AND BY THE TRUSTEE.

                              Name of Signatory Employer:_______________________
                              _______________________________________________

Accepted:__________________
        [Date]                Signed:______________________________________
                              Name(s) of Trustee:__________________________
                              _________________________________________
Accepted:___________________
        [Date]

                              Signed:______________________________________

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Prototype Plan information.]